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                                                                     EXHIBIT 4.1
NUMBER VR-

SHARES

ORDINARY SHARES

ORDINARY SHARES

INCORPORATED UNDER THE LAWS
OF THE STATE OF ISRAEL

Verisity
VERISITY LTD.

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP M97385 11 2

This Certifies that


is the record holder of

FULLY PAID AND NONASSESSABLE ORDINARY SHARES, NIS 0.01 PAR VALUE, SUBJECT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF
VERISITY LTD.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE
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VERISITY LTD.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF SHARES OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED SHARES IN SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT WROS -as joint tenants with right
         of survivorship and not as
         tenants in common

UNIF GIFT MIN ACT-.....................Custodian...........................
                         (Cust)                         (Minor)
                under Uniform Gifts to Minors
                Act........................................................
                                      (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                 hereby
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee)

Shares

of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.

Dated


NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.